Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT

AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT, dated as of June 14, 2011 (this “Amendment”), among AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), WELLS FARGO SECURITIES, LLC, as lead arranger for purposes of this Amendment (the “Lead Arranger”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Replacement Term Lender (as defined below).

PRELIMINARY STATEMENTS

A. The Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit and Guarantee Agreement, dated as of December 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In order to make a voluntary prepayment of the Tranche B Term Loans under Section 2.12(a) of the Credit Agreement, the Borrower desires to borrow $100,000,000 of incremental tranche A term loans (the “Amendment No. 1 Incremental Tranche A-1 Term Loans”) as a new tranche of Term Loans under the Credit Agreement.

C. The Borrower intends to acquire (the “VinSolutions Acquisition”), directly or indirectly through one or more subsidiaries, substantially all of the assets of the business (the “Acquired Business”) of VinSolutions, LLC, a Delaware limited liability company (“VinSolutions”), as contemplated by the Asset Purchase Agreement, dated as of May 18, 2011, among the Borrower, VinSolutions and certain of the members of VinSolutions (as amended, modified and supplemented as permitted herein, the “VinSolutions Acquisition Agreement”).

D. In order to finance the VinSolutions Acquisition and to pay related fees and expenses, the Borrower desires to, among other things, borrow $100,000,000 of incremental tranche A term loans on a delayed draw basis (the “VinSolutions Incremental Tranche A-1 Term Loans”; the VinSolutions Incremental Tranche A-1 Term Loans and the Amendment No. 1 Incremental Tranche A-1 Term Loans are “Incremental Tranche A-1 Term Loans” under the Credit Agreement) as a new tranche of Term Loans under the Credit Agreement along with a Revolving Borrowing of approximately $70,000,000 and on the terms and conditions set forth herein. The borrowings of the Incremental Tranche A-1 Term Loans, the Revolving Borrowing described above, the VinSolutions Acquisition and payment of fees and expenses related to the VinSolutions Acquisition and the Incremental Tranche A-1 Term Loans are defined herein as “Transactions”.

E. The Borrower has requested that (i) the Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders (as defined below) make commitments to provide the Amendment No. 1 Incremental Tranche A-1 Term Loans on the Amendment No. 1 Effective Date (as defined below) on the terms and conditions set forth herein and (ii) the VinSolutions Incremental Tranche A-1 Term Loan Lenders (as defined below) make commitments to provide the VinSolutions Incremental Tranche A-1 Term Loans on the VinSolutions Acquisition Closing Date (as defined below) on the terms and conditions set forth herein.

F. (i) Each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A-1 (each, an “Amendment No. 1 Incremental Joinder”) as an Amendment No. 1 Incremental Tranche A-1 Term Loan Lender will make Amendment No. 1 Incremental Tranche A-1 Term Loans to the Borrower in the amount set forth on the signature page of such Person’s Amendment No. 1 Incremental Joinder on the Amendment No. 1 Effective Date and (ii) each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A-2 (each, a “VinSolutions Incremental Joinder” and, together with the Amendment No. 1 Incremental Joinders, each a “Joinder” and collectively the “Joinders”) as a VinSolutions Incremental Tranche A-1 Term Loan Lender will make VinSolutions Incremental Tranche A-1 Term Loans to the Borrower in the amount set forth on the signature page of such Person’s Joinder on the VinSolutions Acquisition Closing Date.

G. Section 10.5(g) of the Credit Agreement permits amendment of the Credit Agreement with the written consent of the Administrative Agent, the Borrower and the Lenders (or Persons that, following the effectiveness of such amendment, will become Lenders) providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of any Class with Replacement Term Loans in like principal amount, subject to certain terms and conditions.

H. (i) Each existing Term Lender with Tranche A Term Loans immediately prior to the effectiveness of this Amendment that executes and delivers a consent to this Amendment substantially in the form of Exhibit B hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Lead Arranger) of its existing Tranche A Term Loans for Tranche A-1 Term Loans (as defined below) and such Lender shall thereafter become a Term Lender with Tranche A-1 Term Loans and (ii) each existing Term Lender with Tranche B Term Loans immediately prior to the effectiveness of this Amendment that executes and delivers a Consent shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Lead Arranger) of its existing Tranche B Term Loans for Tranche B-1 Term Loans (as defined below) and such Lender shall thereafter become a Term Lender with Tranche B-1 Term Loans.

I. Each Person who executes and delivers this Amendment No. 1 as a Term Lender, other than Incremental Term Lenders executing Joinders and other than Term Lenders executing Consents who have agreed to an exchange of existing Term Loans as described in paragraph H above (collectively, the “Replacement Term Lenders”), will make Replacement Term Loans in the form of Tranche A-1 Term Loans and/or Tranche B-1 Term Loans, as applicable, on the Amendment No. 1 Effective Date to the Borrower. The proceeds of such Replacement Term Loans will be used by the Borrower to refinance in full the outstanding principal amount of the Non-Exchanged Tranche A Term Loans (as defined below) and Non-Exchanged Tranche B Term Loans (as defined below), as applicable, of the Term Lenders of the applicable Class who do not execute and deliver this Amendment or a Consent. It is understood and agreed that a Replacement Term Lender may be a Person that is an existing Term Lender that delivered a Consent pursuant to this Amendment.

J. The Borrower shall pay (i) to each Term Lender with Tranche A Term Loans immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Tranche A Term Loans to, but not including, the Amendment No. 1 Effective Date and (ii) to each Term Lender with Tranche B Term Loans immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Tranche B Term Loans to, but not including, the Amendment No. 1 Effective Date.

K. Pursuant to Section 10.5(b) of the Credit Agreement, the Borrower desires to amend the Credit Agreement to decrease the rate of interest and commitment fees applicable to the Revolving Loans. Each Revolving Lender directly affected thereby has either (i) delivered a Consent hereto or (ii) has failed to deliver such Consent and is deemed a Non-Consenting Lender under Section 2.22 of the Credit Agreement. Pursuant to Section 2.22 of the Credit Agreement and provided that Consents from the Requisite Lenders have been obtained, the Borrower may, by giving written notice to the Administrative Agent and any Non-Consenting Lender of its election to do so, elect to cause such Non-Consenting Lender (and such Non-Consenting Lender irrevocably agrees) to assign its outstanding Revolving Loans and its Revolving Commitments, if any, in full to one or more Eligible Assignees in accordance with the provisions of Section 10.6 of the Credit Agreement, and the Borrower shall pay the fees, if any, payable under such Section in connection with any such assignment.

L. The Credit Parties and the Requisite Lenders wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.5 of the Credit Agreement, and the Administrative Agent has agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of June 14, 2011, among the Borrower, the Lead Arranger, the Administrative Agent and the Replacement Term Lenders, as consented to by the Lenders delivering consents thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Amendment No. 1 Incremental Tranche A-1 Term Loan” means a Loan that is made pursuant to Section 2.1(c)(iii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment” means, with respect to an Amendment No. 1 Incremental Tranche A-1 Term Loan Lender, the commitment of such Amendment No. 1 Incremental Tranche A-1 Term Loan Lender to make an Amendment No. 1 Incremental Tranche A-1 Term Loan on the Amendment No. 1 Effective Date, in the amount set forth on the Amendment No. 1 Incremental Joinder of such Amendment No. 1 Incremental Tranche A-1 Term Loan Lender to Amendment No. 1. The aggregate Amendment No. 1 Incremental Tranche A-1 Term Loan Commitments of all Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders on the Amendment No. 1 Effective Date is $100,000,000.

“Amendment No. 1 Incremental Tranche A-1 Term Loan Lender” means a Person with an Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment, which for the avoidance of doubt may be an existing Term Lender.

“Amendment No. 1 Incremental Joinder” means, with respect to any applicable Lender, a joinder substantially in the form of Exhibit A-1 to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date.

“Exchanged Tranche A Term Loan” means each Tranche A Term Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Tranche A-1 Term Loan and the Lead Arranger has allocated into a Tranche A-1 Term Loan.

“Exchanged Tranche B Term Loan” means each Tranche B Term Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a Tranche B-1 Term Loan and the Lead Arranger has allocated into a Tranche B-1 Term Loan.

“Non-Exchanged Tranche A Term Loan” means each Tranche A Term Loan (or portion thereof) other than an Exchanged Tranche A Term Loan.

“Non-Exchanged Tranche B Term Loan” means each Tranche B Term Loan (or portion thereof) other than an Exchanged Tranche B Term Loan.

“Repricing Transaction” means (a) any prepayment or repayment of Tranche B-1 Term Loans after the Amendment No. 1 Effective Date with the proceeds of, or any conversion of Tranche B-1 Term Loans into, any new or replacement tranche of term loans (other than Amendment No. 1 Incremental Tranche A-1 Term Loans) incurred for the primary purpose of prepaying, repaying or replacing the Tranche B-1 Term Loans and bearing interest resulting in a “yield” less than the “yield” applicable to such Tranche B-1 Term Loans (other than a prepayment or repayment arising in connection with a Change of Control or a sale of all or substantially all of the assets of the Borrower) and (b) any amendment to the Tranche B-1 Term Loans the primary purpose of which is to reduce the “yield” on such Tranche B-1 Term Loans. It is understood and agreed that in no event shall any transaction described above be deemed a “Repricing Transaction” to the extent it occurs on the Amendment No. 1 Effective Date or in connection with a Permitted Acquisition.

“Ticking Fee” as defined in Section 2.1(c)(v).

“Tranche A-1 Term Loan” means an Incremental Tranche A-1 Term Loan or a Term Loan that is deemed made pursuant to Section 2.1(c)(i).

“Tranche B-1 Term Loan” means a Term Loan that is deemed made pursuant to Section 2.1(c)(ii).

“VinSolutions Acquisition” has the meaning specified in the preliminary statements of Amendment No. 1.

“VinSolutions Acquisition Closing Date” has the meaning specified in Amendment No. 1.

“VinSolutions Incremental Tranche A-1 Term Loan” means a Loan that is made pursuant to Section 2.1(c)(iv) of the Credit Agreement on the VinSolutions Acquisition Closing Date.

“VinSolutions Incremental Tranche A-1 Term Loan Commitment” means, with respect to a VinSolutions Incremental Tranche A-1 Term Loan Lender, the commitment of such VinSolutions Incremental Tranche A-1 Term Loan Lender to make a VinSolutions Incremental Tranche A-1 Term Loan on the VinSolutions Acquisition Closing Date, in the amount set forth on the VinSolutions Incremental Joinder of such VinSolutions Incremental Tranche A-1 Term Loan Lender to Amendment No. 1. The aggregate VinSolutions Incremental Tranche A-1 Term Loan Commitments of all VinSolutions Incremental Tranche A-1 Term Loan Lenders on the VinSolutions Acquisition Closing Date is $100,000,000.

“VinSolutions Incremental Tranche A-1 Term Loan Lender” means a Person with a VinSolutions Incremental Tranche A-1 Term Loan Commitment, which for the avoidance of doubt may be an existing Term Lender.

“VinSolutions Incremental Joinder” means, with respect to any applicable Lender, a joinder substantially in the form of Exhibit A-2 to Amendment No. 1, executed and delivered by such Lender on the Amendment No. 1 Effective Date.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” to read, respectively, as follows:

“Applicable Margin” means, for any day, (a) with respect to the Tranche B Term Loans, 2.00% per annum in the case of a Base Rate Loan and 3.00% per annum in the case of a Eurodollar Rate Loan, (b) with respect to any Base Rate Loan or Eurodollar Rate Loan that is a Revolving Loan or a Tranche A Term Loan, the applicable rate per annum set forth below under the caption “Applicable Margin for Eurodollar Rate Loans” or “Applicable Margin for Base Rate Loans”, as the case may be, based upon the Leverage Ratio as of the end of the Fiscal Quarter for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.1(a) or 5.1(b), provided that, for purposes of this clause (b), until the date of the delivery of the consolidated financial statements pursuant to Section 5.1(b) as of and for the first Fiscal Quarter ending after the Amendment No. 1 Effective Date, the Applicable Margin shall be 1.25% per annum in the case of a Base Rate Loan and 2.25% per annum in the case of a Eurodollar Rate Loan, and (c) with respect to Incremental Term Loans of any Series, the rate per annum specified in the Incremental Facility Agreement establishing Incremental Term Loan Commitments of such Series.

Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans
>4.00:1.00	2.50%	1.50%
≤4.00:1.00 >3.50:1.00	2.25%	1.25%
≤3.50:1.00 >3.00:1.00	2.00%	1.00%
≤3.00:1.00 >2.50:1.00	1.75%	0.75%
≤2.50:1.00	1.50%	0.50%

No change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate pursuant to Section 5.1(c) calculating the Leverage Ratio. If the Borrower has not delivered to the Administrative Agent the applicable information as and when required pursuant to Section 5.1(c), the Applicable Margin shall be determined, during the period commencing on and including the day of the occurrence of a Default resulting therefrom until the delivery thereof, as if the Leverage Ratio were in excess of 4.00:1.00. In the event that any financial statements or Compliance Certificate delivered pursuant to Section 5.1 shall prove (at a time when this Agreement is in effect and any Loans are outstanding) to have been inaccurate, and such inaccuracy, if corrected, would have resulted in the application of a higher Applicable Margin for any period than the Applicable Margin applied for such period, then (a) the Borrower shall promptly deliver to the Administrative Agent a corrected Compliance Certificate for such period and (b) shall pay to the Administrative Agent, for distribution to the Lenders of any Class, as additional interest compensation, an amount equal to the accrued interest that should have been paid on Loans of such Class during such period but were not paid as a result of such inaccuracy. Nothing in this paragraph shall limit the right of the Administrative Agent or any Lender under Section 2.9 or 8.

“Applicable Revolving Commitment Fee Percentage” means, for any day, the applicable rate per annum set forth below under the caption “Applicable Revolving Commitment Fee Percentage” based upon the Leverage Ratio as of the end of the Fiscal Quarter for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.1(a) or 5.1(b), provided that until the date of the delivery of the consolidated financial statements pursuant to Section 5.1(b) as of and for the first Fiscal Quarter ending after the Amendment No. 1 Effective Date, the Applicable Revolving Commitment Fee Percentage shall be 0.40%.

Leverage Ratio	Applicable Revolving Commitment Fee Percentage
>4.00:1.00	0.45%
≤4.00:1.00 >3.50:1.00	0.40%
≤3.50:1.00 >3.00:1.00	0.35%
≤3.00:1.00 >2.50:1.00	0.30%
≤2.50:1.00	0.25%

(c) The definition of “Adjusted Eurodollar Rate” in Section 1.1 of the Credit Agreement is hereby amended by changing the proviso to read: “provided that, notwithstanding the foregoing, in the case of Tranche B Term Loans, the Adjusted Eurodollar Rate shall at no time be less than 1.00% per annum”.

(d) The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended by adding the following parenthetical at the end thereof: “(including in their capacities as arrangers, bookrunners or agents in respect of any amendments thereof)”.

(e) The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by changing the proviso to read: “provided that, notwithstanding the foregoing, in the case of Tranche B Term Loans, the Base Rate shall at no time be less than 2.00% per annum”.

(f) The definition of “Consolidated Adjusted EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by (1) deleting the word “plus” at the end of clause (xviii) of paragraph (a) thereof and replacing it with the word “and”; (2) inserting a new clause (xix) of paragraph (a) thereof as follows: “(xix) any losses for such period attributable to a change in the fair value of contingent consideration (such as an earnout), plus”; (3) deleting the period at the end of clause (x) of paragraph (c) thereof and replacing it with the word “and”; and (4) inserting a new clause (xi) of paragraph (c) thereof as follows: “(xi) any gains for such period attributable to a change in the fair value of contingent consideration (such as an earnout).”.

(g) The definition of “Indemnified Liabilities” in Section 1.1 of the Credit Agreement is hereby amended by adding immediately after the phrase “this Agreement or any of the other Credit Documents” in clause (a) of such definition therein the following parenthetical: “(including the syndication and arrangement of any such amendments, waivers or consents)”.

(h) All references to “Tranche A Term Borrowing,” “Tranche A Term Loan,” “Tranche A Term Loan Commitment,” “Tranche A Term Loan Exposure” and “Tranche A Term Loan Maturity Date” in the Credit Agreement and the Credit Documents shall be deemed, for all periods from and after the Amendment No. 1 Effective Date, to be references to “Tranche A-1 Term Borrowing,” “Tranche A-1 Term Loan,” “Tranche A-1 Term Loan Commitment,”

“Tranche A-1 Term Loan Exposure” and “Tranche A-1 Term Loan Maturity Date,” respectively (unless the context otherwise requires).

(i) All references to “Tranche B Term Borrowing,” “Tranche B Term Loan,” “Tranche B Term Loan Commitment,” “Tranche B Term Loan Exposure” and “Tranche B Term Loan Maturity Date” in the Credit Agreement and the Credit Documents shall be deemed, for all periods from and after the Amendment No. 1 Effective Date, to be references to “Tranche B-1 Term Borrowing,” “Tranche B-1 Term Loan,” “Tranche B-1 Term Loan Commitment,” “Tranche B-1 Term Loan Exposure” and “Tranche B-1 Term Loan Maturity Date,” respectively (unless the context otherwise requires).

(j) Section 2.1 of the Credit Agreement is hereby amended by adding the following clause (c) to such Section:

“(c) Amendment No. 1.

(i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender with Exchanged Tranche A Term Loans severally agrees to exchange its Exchanged Tranche A Term Loans for a like principal amount of Tranche A-1 Term Loans on the Amendment No. 1 Effective Date, and each Replacement Term Lender severally agrees to make its Tranche A-1 Term Loan, if any, in the amount set forth below its signature on Amendment No. 1 on the Amendment No. 1 Effective Date.

(ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender with Exchanged Tranche B Term Loans severally agrees to exchange its Exchanged Tranche B Term Loans for a like principal amount of Tranche B-1 Term Loans on the Amendment No. 1 Effective Date, and each Replacement Term Lender severally agrees to make its Tranche B-1 Term Loan, if any, in the amount set forth below its signature on Amendment No. 1 on the Amendment No. 1 Effective Date.

(iii) Subject to the terms and conditions hereof and of Amendment No. 1, each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender severally agrees to make an Amendment No. 1 Incremental Tranche A-1 Term Loan to the Borrower on the Amendment No. 1 Effective Date in the principal amount equal to its Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment.

(iv) Subject to the terms and conditions hereof and of Amendment No. 1 and solely in the event that the VinSolutions Acquisition is consummated on or prior to the two month anniversary of the Amendment No. 1 Effective Date, each VinSolutions Incremental Tranche A-1 Term Loan Lender severally agrees to make a VinSolutions Incremental Tranche A-1 Term Loan to the Borrower on the VinSolutions Acquisition Closing Date in the principal amount equal to its VinSolutions Incremental Tranche A-1 Term Loan Commitment.

(v) The Borrower shall pay to the Administrative Agent for the account of each VinSolutions Incremental Tranche A-1 Term Loan Lender, in accordance with its pro rata portion of the VinSolutions Incremental Tranche A-1 Term Loan Commitments, a ticking fee (the “Ticking Fee”) equal to 0.40% per annum on the amount of such VinSolutions

Incremental Tranche A-1 Term Loan Commitments. The Ticking Fee shall accrue at all times from the Amendment No. 1 Effective Date until the earliest of (A) the VinSolutions Acquisition Closing Date, (B) written notice from the Borrower of the termination of the VinSolutions Acquisition and (C) the two month anniversary of the Amendment No. 1 Effective Date, and the Ticking Fee shall be due and payable on such date.

(vi) The Borrower shall prepay the Non-Exchanged Tranche A Term Loans and the Non-Exchanged Tranche B Term Loans with a like aggregate amount of the gross proceeds of the Tranche A-1 Term Loans and the Tranche B-1 Term Loans, respectively, concurrently with the receipt thereof.

(vii) The Borrower shall pay (x) to the Term Lenders with Tranche A Term Loans immediately prior to the effectiveness of Amendment No. 1 all accrued and unpaid interest on the Tranche A Term Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) to the Term Lenders with Tranche B Term Loans immediately prior to the effectiveness of Amendment No. 1 all accrued and unpaid interest on the Tranche B Term Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date

(viii) Except as modified by Amendment No. 1, the Tranche A-1 Term Loans and the Tranche B-1 Term Loans shall have the same rights, terms and obligations as the Tranche A Term Loans and the Tranche B Term Loans, respectively, as set forth in the Credit Agreement and Credit Documents before giving effect to Amendment No. 1; it being understood that (x) the Tranche A-1 Term Loans and the Tranche B-1 Term Loans (and all principal, interest and other amounts in respect thereof) shall constitute “Obligations” under this Agreement and the other Credit Documents, (y) the Tranche A-1 Term Loans (other than the Incremental Tranche A-1 Term Loans) and the Tranche B-1 Term Loans constitute Replacement Term Loans pursuant to Section 10.5(g), and (z) the Tranche A Term Loans and the Tranche B Term Loans outstanding immediately prior to the Amendment No.1 Effective Date constitute Refinanced Term Loans pursuant to Section 10.5(g).”

(k) Section 2.5 of the Credit Agreement is hereby amended by adding the following sentences to the end of such Section:

“The Borrower shall use the proceeds of the Tranche A-1 Term Loans and the Tranche B-1 Term Loans made on the Amendment No. 1 Effective Date to refinance the Tranche A Term Loans and the Tranche B Term Loans, respectively. The Borrower shall use the proceeds of the Amendment No. 1 Incremental Tranche A-1 Term Loans made on the Amendment No. 1 Effective Date to finance the voluntary prepayment of Tranche B-1 Term Loans, to pay fees and expenses incurred in connection with the Transactions and for other general corporate purposes. The Borrower shall use the proceeds of the VinSolutions Incremental Tranche A-1 Term Loans and the Revolving Loans, if any, made on the VinSolutions Acquisition Closing Date to finance the VinSolutions Acquisition, to pay fees and expenses incurred in connection with the Transactions and for other general corporate purposes.”

(l) Section 2.11(a) of the Credit Agreement is hereby amended by adding immediately after the phrase “Tranche A Term Borrowings” therein the phrase “(other than any Incremental Term Borrowings)”.

(m) Section 2.11(c) of the Credit Agreement is hereby amended by adding the following at the end thereof:

“Subject to Section 2.11(d), and notwithstanding the provisions of Section 2.23(b)(iii), the Borrower shall repay the Amendment No. 1 Incremental Tranche A-1 Term Borrowings made on the Amendment No. 1 Effective Date on each date set forth below in the aggregate principal amount set forth opposite such date:

Amendment No. 1 Incremental Tranche A-1 Term Borrowings Scheduled Installment Dates	Amendment No. 1 Incremental Tranche A-1 Term Loan Installments
September 30, 2011	$1,250,000
December 31, 2011	$1,250,000
March 31, 2012	$1,250,000
June 30, 2012	$1,250,000
September 30, 2012	$1,250,000
December 31, 2012	$1,250,000
March 31, 2013	$1,750,000
June 30, 2013	$1,750,000
September 30, 2013	$1,750,000
December 31, 2013	$1,750,000
March 31, 2014	$2,500,000
June 30, 2014	$2,500,000
September 30, 2014	$2,500,000
December 31, 2014	$2,500,000
March 31, 2015	$2,500,000
June 30, 2015	$2,500,000
September 30, 2015	$2,500,000
Tranche A-1 Term Loan Maturity Date	$68,000,000

Subject to Section 2.11(d), and notwithstanding the provisions of Section 2.23(b)(iii), the Borrower shall repay the VinSolutions Incremental Tranche A-1 Term Borrowings, if any, made on the VinSolutions Acquisition Closing Date on each date set forth below in the aggregate principal amount set forth opposite such date:

VinSolutions Incremental Tranche A-1 Term Borrowings Scheduled Installment Dates	VinSolutions Incremental Tranche A-1 Term Loan Installments
September 30, 2011	$1,250,000
December 31, 2011	$1,250,000
March 31, 2012	$1,250,000
June 30, 2012	$1,250,000
September 30, 2012	$1,250,000
December 31, 2012	$1,250,000

March 31, 2013	$1,750,000
June 30, 2013	$1,750,000
September 30, 2013	$1,750,000
December 31, 2013	$1,750,000
March 31, 2014	$2,500,000
June 30, 2014	$2,500,000
September 30, 2014	$2,500,000
December 31, 2014	$2,500,000
March 31, 2015	$2,500,000
June 30, 2015	$2,500,000
September 30, 2015	$2,500,000
Tranche A-1 Term Loan Maturity Date	$68,000,000

(n) Section 2.12(a)(i) of the Credit Agreement is hereby amended by adding immediately before the first proviso therein the phrase “(except as otherwise provided in the immediately following sentence)”.

(o) Section 2.12(a)(i) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing provisions of this Section 2.12(a)(i) or anything in this Agreement or any other Credit Document to the contrary, in the event that, on or prior to the one year anniversary of the Amendment No. 1 Effective Date, the Borrower (i) makes any prepayment of Tranche B-1 Term Loans in connection with any Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (x) in the case of clause (i), a prepayment premium of 1% of the amount of the Tranche B-1 Term Loans being prepaid and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the applicable Tranche B-1 Term Loans outstanding immediately prior to such amendment.”

(p) Section 2.23(a) of the Credit Agreement is hereby amended by adding the following parenthetical at the end of the first sentence: “(it being understood and agreed that the Amendment No. 1 Incremental Tranche A-1 Term Loans made on the Amendment No. 1 Effective Date and up to $100,000,000 of the VinSolutions Incremental Tranche A-1 Term Loans, if any, made on the VinSolutions Acquisition Closing Date shall, in each case, be excluded from the calculation of such aggregate amount)”.

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Lead Arranger, the Administrative Agent and Replacement Term Lenders (who have committed to make Tranche A-1 Term Loans in the aggregate amount of the Non-Exchanged Tranche A

Term Loans and Tranche B-1 Term Loans in the aggregate amount of the Non-Exchanged Tranche B Term Loans in accordance with the requirements of Section 10.5 of the Credit Agreement), (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Exhibit D, duly executed and delivered by each Guarantor Subsidiary, (iii) Consents duly executed and delivered by each Revolving Lender, each Lender holding an Exchanged Tranche A Term Loan and each Lender holding an Exchanged Tranche B Term Loan, (iv) Joinders duly executed and delivered by (x) Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders the aggregate Amendment No. 1 Incremental Tranche A-1 Term Loan Commitments of which is equal to $100,000,000 and (y) VinSolutions Incremental Tranche A-1 Term Loan Lenders the aggregate VinSolutions Incremental Tranche A-1 Term Loan Commitments of which is equal to $100,000,000, (v) a Funding Notice executed by the Borrower with respect to each Term Borrowing and Revolving Borrowing to be made on the Amendment No. 1 Effective Date, delivered in accordance with the requirements of Sections 2.1(b) (with respect to each Term Borrowing) and 2.2(b) (with respect to the Revolving Borrowing) of the Credit Agreement, (vi) a written notice executed by the Borrower with respect to the Amendment No. 1 Incremental Tranche A-1 Term Loan Commitments, delivered in accordance with the requirements of Section 2.23(a) of the Credit Agreement, (vii) a written notice executed by the Borrower (delivered to each of the Administrative Agent and each Non-Consenting Lender) with respect to the Non-Consenting Lenders, delivered in accordance with the requirements of Section 2.22, together with the related Assignment Agreement delivered in accordance with the requirements of Section 10.6 and (viii) from each Replacement Term Lender such forms, certificates or other evidence, if any, with respect to Tax matters as such Replacement Term Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

(b) Financial Statements. The Lead Arranger and the Administrative Agent shall have received (A) audited consolidated balance sheets and related consolidated statements of operations, shareholders’ equity and cash flows of the Acquired Business for the last fiscal year for which such information is available, (B) unaudited consolidated balance sheets and related statements of income and cash flows of the Acquired Business as of the end of or for the fiscal quarter ended March 31, 2011, (C) customary pro forma consolidated balance sheets and related statements of income of the Borrower as of the end of and for the fiscal quarter ended March 31, 2011, giving effect to the Transactions, and (D) financial projections for the Borrower and its subsidiaries, including the Acquired Business, for each fiscal year through 2016.

(c) Payment of Other Fees and Expenses. The Borrower shall have paid all (i) fees and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP) incurred by the Lead Arranger and the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment (including, without limitation, all fees and expenses described in the Engagement Letter, dated on or about June 14, 2011, among the Borrower, Wells Fargo Bank, National Association and the Lead Arranger) and (ii) fees due and payable to the other Arrangers and the Lenders, in each case to the extent invoiced at least one Business Day prior to the date hereof.

(d) Secretary’s Certificates; Good Standing Certificates. The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Borrower as the Lead Arranger may reasonably request evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as a Authorized Officer in connection with this Amendment and the transactions contemplated hereby and (ii) good standing certificates (or equivalent documents) from the applicable Governmental Authority of the respective jurisdiction of organization of each Credit Party dated as of a recent date prior to the Amendment No. 1 Effective Date.

(e) Compliance with Covenants, No Default, Etc. (i) The conditions precedent set forth in Section 3.2(b) of the Credit Agreement shall have been satisfied on and as of the Amendment No. 1 Effective Date and (ii) the Borrower shall be in compliance with the financial covenants set forth in Section 6.7 of the Credit Agreement on a pro forma basis after giving effect to the Transactions (determined in accordance with Section 1.2(b) of the Credit Agreement) as of March 31, 2011, and the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, certifying the foregoing.

(f) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate of the Borrower, giving effect to the Transactions, executed by the chief financial officer of the Borrower substantially in the form of Exhibit K to the Credit Agreement.

(g) Legal Opinion. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated as of the Amendment No. 1 Effective Date) of Dow Lohnes PLLC, counsel for the Credit Parties, in form and substance reasonably satisfactory to the Lead Arranger and the Administrative Agent.

SECTION 4. Conditions of the VinSolutions Incremental Tranche A-1 Term Borrowing. The VinSolutions Incremental Tranche A-1 Term Borrowing shall be made on the date (the “VinSolutions Acquisition Closing Date”) when each of the conditions set forth in this Section 4 shall have been satisfied (which date shall in no event later than the two month anniversary of the Amendment No. 1 Effective Date):

(a) Execution of Documents. The Administrative Agent shall have received (i) a written notice executed by the Borrower with respect to the VinSolutions Incremental Tranche A-1 Term Loan Commitments, delivered in accordance with the requirements of Section 2.23(a) of the Credit Agreement and (ii) a certificate of the Borrower executed by a Financial Officer certifying that the VinSolutions Acquisition meets the requirements of the definition of “Permitted Acquisition” under the Credit Agreement.

(b) The VinSolutions Acquisition. The VinSolutions Acquisition shall have been consummated (or substantially concurrently will be consummated) with the funding of the VinSolutions Incremental Tranche A-1 Term Loans (i) in accordance with the VinSolutions Acquisition Agreement without waiver or amendment of any material provisions thereof (other than any such waiver or amendment as is not materially adverse to the VinSolutions Incremental Tranche A-1 Term Loan Lenders) unless consented to by the Lead Arranger, which consent shall not be unreasonably withheld, conditioned or delayed and (ii) in compliance with the Credit Agreement.

(c) Payment of the Ticking Fee and Other Fees and Expenses. The Borrower shall have paid (x) the Ticking Fee and (y) to the extent not paid on the Amendment No. 1 Effective Date, all (i) fees and expenses (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP) incurred by the Administrative Agent required to be paid in connection with the VinSolutions Incremental Tranche A-1 Term Loans (including, without limitation, all fees and expenses described in the Engagement Letter, dated on or about June 14, 2011, among the Borrower, Wells Fargo Bank, National Association and the Lead Arranger) and (ii) fees due and payable to the other Arrangers and the Lenders, in each case to the extent invoiced at least one Business Day prior to the VinSolutions Acquisition Closing Date.

(c) Compliance with Covenants, No Default, Etc. (i) The conditions precedent set forth in Section 3.2(b) of the Credit Agreement shall have been satisfied on and as of the VinSolutions Acquisition Closing Date and (ii) the Borrower shall be in compliance with the financial covenants set forth in Section 6.7 of the Credit Agreement on a pro forma basis after giving effect to the Transactions (determined in accordance with Section 1.2(b) of the Credit Agreement) as of March 31, 2011, and the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, certifying the foregoing.

(d) Collateral Requirement. All actions reasonably necessary to establish that the Administrative Agent will have a perfected security interest in the Collateral consisting of the Acquired Business shall have been taken or waived by the Lead Arranger and the Administrative Agent, including, without limitation, the delivery of an executed Supplement to the Pledge and Security Agreement, executed by VinAcquisition, Inc.

SECTION 5. Notes. Promptly following the Amendment No. 1 Effective Date, all notes, if any, evidencing the Refinanced Term Loans shall be cancelled, and any Term Lender may request that its Term Loan be evidenced by a promissory note pursuant to Section 2.6(c), which note, in the case of an Incremental Tranche A-1 Term Loan, shall be in the form of Exhibit C attached hereto, rather than in the form of Exhibit L to the Credit Agreement.

SECTION 6. Representations and Warranties. The Borrower represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower, and do not and will not (and the Transactions do not and will not) (i) violate in any material respect any applicable law, including any order of any Governmental Authority, (ii) violate the Organizational Documents of the Borrower or any Subsidiary, (iii) violate or result (alone or with notice or lapse of time, or both) in a default under any material Contractual Obligation of the Borrower or any Subsidiary, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Subsidiary, or give rise to a right of, or result in, any termination, cancellation or acceleration or right of renegotiation of any obligation thereunder, except to the extent any such violation, default, right or result, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iv) except for Liens created under the Credit Documents and Permitted Liens, result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary.

(b) This Amendment and the Guarantor Consent and Reaffirmation have been duly executed and delivered by each Credit Party that is a party hereto or thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(c) No Default has occurred and is continuing.

(d) Each of the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement and each other Credit Document, immediately before and after giving effect to this Amendment and the matters and transactions contemplated hereby, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

SECTION 7. Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) each reference to the Credit Agreement in any other Credit Document shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Each of the Amendment No. 1 Incremental Tranche A-1 Term Loans and the VinSolutions Incremental Tranche A-1 Term Loans are “Incremental Tranche A-1 Term Loans” as defined in the Credit Agreement. This Amendment shall constitute an Incremental Facility Agreement in respect of each of the Amendment No. 1 Incremental Tranche A-1 Term Loans and the VinSolutions Incremental Tranche A-1 Term Loans.

(b) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

SECTION 8. Costs and Expenses. The Borrower agrees to pay or reimburse the Lead Arranger and the Administrative Agent for all reasonable documented expenses (including the reasonable fees, expenses and other charges of counsel) of the Lead Arranger and the Administrative Agent, respectively in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment.

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 11. Joinders. Each initial Amendment No. 1 Incremental Tranche A-1 Term Loan Lender and VinSolutions Incremental Tranche A-1 Term Loan Lender shall become a party to this Amendment and the Credit Agreement by delivering to the Administrative Agent a Joinder in the form attached hereto as Exhibit A-1 or A-2, as applicable, duly executed by such Amendment No. 1 Incremental Tranche A-1 Term Loan Lender or VinSolutions Incremental Tranche A-1 Term Loan Lender, as applicable, the Borrower and the Administrative Agent. Such initial Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders and VinSolutions Incremental Tranche A-1 Term Loan Lenders shall also provide other customary information to the Administrative Agent as the Administrative Agent may reasonably request.

SECTION 12. “Know Your Customer” Information. The Borrower shall provide the documentation and other information to the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and that is reasonably requested by the Administrative Agent.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AUTOTRADER.COM, INC.

By:	/s/ David Amundsen
Name:
Title:

[Signature Page to Amendment No. 1]

WELLS FARGO SECURITIES, LLC, as Lead Arranger

By:	/s/ Kevin J. Scotto
Name: Kevin J. Scotto
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ David Corts
Name: David Corts
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender with respect to Replacement Term Loans in the form of (i) $9,600,694.46 of Tranche A-1 Term Loans and (ii) $319,738,703.67 of Tranche B-1 Term Loans[1]

By:	/s/ David Corts
Name: David Corts
Title: Managing Director

[Add signature block for Replacement Term Lenders not being fronted by Wells Fargo, if any]

[1]	Include this signature block to the extent that Wells Fargo fronts the applicable amount of any non-exchange existing term loans.

[Signature Page to Amendment No. 1]

EXHIBIT A-1

FORM OF JOINDER AGREEMENT

with respect to Amendment No. 1 Incremental Tranche A-1 Term Loans

JOINDER AGREEMENT, dated as of June 14, 2011 (this “Agreement”), by and among [AMENDMENT NO. 1 INCREMENTAL TRANCHE A-1 TERM LOAN LENDER] (each, an “Amendment No.1 Incremental Tranche A-1 Term Loan Lender” and, collectively, the “Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders”), AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guarantee Agreement, dated as of December 15, 2010, as amended by Amendment No. 1 dated as of June 14, 2011 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Tranche A Term Loan Commitments with existing Term Lenders and/or new Incremental Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders shall become Lenders pursuant to one or more Amendment No. 1 Incremental Joinders;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender hereby agrees to provide the Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(c)(iii) of the Credit Agreement. The Amendment No. 1 Incremental Tranche A-1 Term Loan Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Amendment No. 1 Incremental Tranche A-1 Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Tranche A-1 Term Loan Commitments for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Amendment No. 1 Incremental Tranche A-1 Term

Loan Lender hereby agrees to make an Amendment No. 1 Incremental Tranche A-1 Term Loan to the Borrower in an amount equal to its Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment on the Amendment No. 1 Effective Date in accordance with Section 2.1(c)(iii) of the Credit Agreement.

Each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Amendment No. 1 Incremental Tranche A-1 Term Loan Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) confirms that it is an Eligible Assignee.

Upon (i) the execution of a counterpart of this Agreement by each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Amendment No. 1 Incremental Tranche A-1 Term Loan Lenders shall become Term Lenders under the Credit Agreement and shall have the respective Amendment No. 1 Incremental Tranche A-1 Term Loan Commitment set forth on its signature page hereto, effective as of the Amendment No. 1 Effective Date.

For each Amendment No. 1 Incremental Tranche A-1 Term Loan Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence, if any, with respect to Tax matters as such Amendment No. 1 Incremental Tranche A-1 Term Loan Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Credit Document.”

This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of June [        ], 2011.

[NAME OF AMENDMENT NO. 1 INCREMENTAL TRANCHE A-1 TERM LOAN LENDER]

By:

Name:

Title:

If a second signature is necessary:

By:

Name:

Title:

Incremental Tranche A-1 Term Loan Commitments:

$

Address for notices for such Amendment No. 1 Incremental Tranche A-1 Term Loan Lender pursuant to the Credit Agreement is as follows:

Name of Amendment No. 1
Incremental Tranche A-1
Term Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

AUTOTRADER.COM, INC.

By:
Name:
Title:

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT A-2

FORM OF JOINDER AGREEMENT

with respect to VinSolutions Incremental Tranche A-1 Term Loans

JOINDER AGREEMENT, dated as of June 14, 2011 (this “Agreement”), by and among [VINSOLUTIONS INCREMENTAL TRANCHE A-1 TERM LOAN LENDER] (each, a “VinSolutions Incremental Tranche A-1 Term Loan Lender” and, collectively, the “VinSolutions Incremental Tranche A-1 Term Loan Lenders”), AUTOTRADER.COM, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guarantee Agreement, dated as of December 15, 2010, as amended by Amendment No. 1 dated as of June 14, 2011 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower, each lender from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Tranche A Term Loan Commitments with existing Term Lenders and/or new Incremental Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, VinSolutions Incremental Tranche A-1 Term Loan Lenders shall become Lenders pursuant to one or more VinSolutions Incremental Joinders;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each VinSolutions Incremental Tranche A-1 Term Loan Lender hereby agrees to provide the VinSolutions Incremental Tranche A-1 Term Loan Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(c)(iv) of the Credit Agreement. The VinSolutions Incremental Tranche A-1 Term Loan Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, including the payment of the Ticking Fee, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each VinSolutions Incremental Tranche A-1 Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the VinSolutions Incremental Tranche A-1 Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Tranche A-1 Term Loan Commitments for all purposes of the Credit Agreement and the other applicable Credit Documents. Each VinSolutions Incremental Tranche A-1 Term Loan Lender hereby agrees to make a VinSolutions Incremental Tranche A-1 Term Loan to the Borrower in

an amount equal to its VinSolutions Incremental Tranche A-1 Term Loan Commitment on the VinSolutions Acquisition Closing Date in accordance with Section 2.1(c)(iv) of the Credit Agreement; provided that the VinSolutions Acquisition Closing Date occurs on or prior to the two month anniversary of the Amendment No. 1 Effective Date.

Each VinSolutions Incremental Tranche A-1 Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other VinSolutions Incremental Tranche A-1 Term Loan Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) confirms that it is an Eligible Assignee.

Upon (i) the execution of a counterpart of this Agreement by each VinSolutions Incremental Tranche A-1 Term Loan Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned VinSolutions Incremental Tranche A-1 Term Loan Lenders shall become Term Lenders under the Credit Agreement and shall have the respective VinSolutions Incremental Tranche A-1 Term Loan Commitment set forth on its signature page hereto, effective as of the VinSolutions Acquisition Closing Date.

For each VinSolutions Incremental Tranche A-1 Term Loan Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence, if any, with respect to Tax matters as such VinSolutions Incremental Tranche A-1 Term Loan Lender may be required to deliver to the Administrative Agent pursuant to Section 2.19(c) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Credit Document.”

This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of June [    ], 2011.

[NAME OF VINSOLUTIONS INCREMENTAL TRANCHE A-1 TERM LOAN LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

VinSolutions Incremental Tranche A-1 Term Loan Commitments:

$

Address for notices for such VinSolutions Incremental Tranche A-1 Term Loan Lender pursuant to the Credit Agreement is as follows:

Name of VinSolutions Incremental Tranche A-1 Term Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

AUTOTRADER.COM, INC.

By:
Name:
Title:

Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

    as Administrative Agent

By:
Name:
Title:

EXHIBIT B

FORM OF CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1, dated on or about June 14, 2011 (the “Amendment”) to that certain Credit and Guarantee Agreement, dated as of December 15, 2010 (the “Credit Agreement”), among AUTOTRADER.COM, INC., a Delaware corporation (“Borrower”), certain Subsidiaries of the Borrower, the Lenders from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Term Lenders with Tranche A Term Loans

☐	The undersigned Term Lender with Tranche A Term Loans hereby irrevocably and unconditionally approves of and consents to the Amendment and consents to convert 100% of the outstanding principal amount of the Tranche A Term Loans held by such Term Lender (or such lesser amount allocated to such Term Lender by the Lead Arranger) into a Tranche A-1 Term Loan in a like principal amount.

Term Lenders with Tranche B Term Loans

☐	The undersigned Term Lender with Tranche B Term Loans hereby irrevocably and unconditionally approves of and consents to the Amendment and consents to convert 100% of the outstanding principal amount of the Tranche B Term Loans held by such Term Lender (or such lesser amount allocated to such Term Lender by the Lead Arranger) into a Tranche B-1 Term Loan in a like principal amount.

Revolving Lenders

☐	The undersigned Revolving Lender hereby irrevocably and unconditionally approves of and consents to the Amendment.

The undersigned Lender hereby waives any right to compensation for losses, costs, expenses and liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.17(c) of the Credit Agreement in respect of the transactions contemplated by the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: [ ] [ ], 2011

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

[Consent to Amendment No. 1]

If a second signature is necessary:

By:
Name:
Title:

[Consent to Amendment No. 1]

EXHIBIT C

[Add OID notice if necessary]

FORM OF INCREMENTAL TRANCHE A-1 TERM LOAN NOTE

[Modify for Amendment No. 1 Incremental Tranche A-1 Term Loans vs. VinSolutions

Incremental Tranche A-1 Term Loans as necessary]

$[            ] New York, New York

[DATE]

FOR VALUE RECEIVED, the undersigned, AutoTrader.com, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [LENDER’S NAME] (the “Lender”) or its registered assigns, to such account as Wells Fargo Bank, National Association, as Administrative Agent (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit and Guarantee Agreement dated as of December 15, 2010 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”), among the BORROWER, certain SUBSIDIARIES of the Borrower party thereto, the LENDERS party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent, GOLDMAN SACHS BANK USA and SUNTRUST BANK, as Co-Syndication Agents, and WELLS FARGO SECURITIES, LLC, GOLDMAN SACHS BANK USA, SUNTRUST ROBINSON HUMPHREY, INC., FIFTH THIRD BANK, J.P. MORGAN SECURITIES LLC and UBS SECURITIES LLC, as Arrangers), shall from time to time specify in a notice delivered to the Borrower, on the Tranche A Term Loan Maturity Date, in lawful money of the United States of America in immediately available funds, the lesser of (i) the principal sum of $[            ] and (ii) the aggregate unpaid principal amount of all Incremental Tranche A-1 Term Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, to said account, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates as provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this Note.

[Form of Note]

This Note is one of the promissory notes referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Credit Documents (as defined in the Credit Agreement). THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Form of Note]

AUTOTRADER.COM, INC.

By:
Name:
Title: [Authorized Officer]

[Form of Note]

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

[Form of Note]

EXHIBIT D

FORM OF GUARANTOR CONSENT AND REAFFIRMATION

Reference is made to Amendment No. 1 (“Amendment No. 1”), dated as of June 14, 2011 to that certain Credit and Guarantee Agreement, dated as of December 15, 2010 (the “Credit Agreement”), among AUTOTRADER.COM, INC., a Delaware corporation (“Borrower”), certain Subsidiaries of the Borrower, the Lenders from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 1.

Each Guarantor Subsidiary hereby consents to the execution, delivery and performance of Amendment No. 1 and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 1.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 1, all of its respective obligations and liabilities under the Credit Documents to which it is a party are reaffirmed, including, without limitation, the Obligations Guarantee created under Section 7 of the Credit Agreement, and remain in full force and effect.

After giving effect to Amendment No. 1, each Guarantor Subsidiary reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Credit Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 1, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by Amendment No. 1 and the other Credit Documents.

This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

[The remainder of this page is intentionally left blank]

[Form of Guarantor Consent and Reaffirmation]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of June 14, 2011.

ATC IP LICENSE HOLDINGS, LLC, as Guarantor Subsidiary

By:

Name:

Title:

vAUTO, INC., as Guarantor Subsidiary

By:

Name:

Title:

KELLEY BLUE BOOK CO., INC., as Guarantor Subsidiary

By:

Name:

Title:

APJ HOLDINGS, INC., as Guarantor Subsidiary

By:

Name:

Title:

[Signature Page to Guarantor Consent and Reaffirmation]

CDMDATA, INC., as Guarantor Subsidiary

By:

Name:

Title:

CDM DEALER SERVICES, INC., as Guarantor Subsidiary

By:

Name:

Title:

HOME NET, INC., as Guarantor Subsidiary

By:

Name:

Title:

VINACQUISITION, INC., as Guarantor Subsidiary

By:

Name:

Title:

[Signature Page to Guarantor Consent and Reaffirmation]